THE CHASE VISTA SELECT INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date            Issue
06/07/00        International Paper Company (IP) 8.125% due
		07/08/05 Mdy Baa1/S&P BBB+(144A)

Shares            Price         Amount
5,900,000         $99.906       $5,894,454.00

					% of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
N/A          0.600%     0.59000%        0.59000%

     Broker
Credit Suisse First Boston Corp.

Underwriters of International Paper Company (IP) 8.125% due
07/08/05 Mdy Baa1/S&P BBB+(144A)

U.S. Underwriters                          Number of Shares
Credit Suisse First Boston Corp.                550,000,000
Banc of America Securities LLC                   82,000,000
Chase Securities, Inc.                           82,000,000
Deutsche Banc Alex Brown                         82,000,000
Merrill Lynch & Co.                              82,000,000
Salomon Smith Barney, Inc.                       82,000,000
Blaylock & Partners, LP                          20,000,000
Utendahl Capital Partners, LP                    20,000,000
   Total                                      1,000,000,000



THE CHASE VISTA SELECT INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date            Issue
06/06/00        Hewlett-Packard Company (HWP)7.15% due
		06/15/05 Mdy Aa2/S&P AA-

Shares            Price         Amount
4,500,000       $99.666      $4,484,970.00

					% of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
N/A         0.35%       0.30000         0.31333%

     Broker
Salomon Smith Barney,Inc.

Underwriters of Hewlett-Packard Company (HWP)7.15% due
06/15/05 Mdy Aa2/S&P AA-

U.S. Underwriters                          Number of Shares
Credit Susse First Boston Corp.                 637,500,000
Salomon Smith Barney, Inc.                      637,500,000
Bear, Sterns & Co., Inc.                         52,500,000
Chase Securities, Inc.                           52,500,000
Goldman, Sachs Co.                               52,500,000
Morgan Stanley & Co., Inc.                       52,500,000
The Williams Capital Group, LP                   15,000,000
   Total                                      1,500,000,000



THE CHASE VISTA SELECT INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date            Issue
9/12/00         Conagra Foods, Inc. (CAG) 7.875% due
		09/15/10 Mdy Baa1/S&P BBB+

Shares            Price         Amount
4,320,000       $99.674     $4,305,916.80

					% of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
N/A          0.65%      0.57600%        0.6000%

     Broker
Merrill Lynch, Pierce, Fenner & Smith, Inc.

Underwriters of Conagra Foods, Inc. (CAG) 7.875% due
09/15/10 Mdy Baa1/S&P BBB+

U.S. Underwriters                              Number of Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc.         221,250,000
Chase Securities, Inc.                              187,500,000
Salomon Smith Barney, Inc.                          187,500,000
Banc of America Securities LLC                       26,250,000
Banc One Capital Markets, Inc.                       26,250,000
J.P. Morgan Securities, Inc.                         26,250,000
ABN AMRO, Inc.                                        9,375,000
Deutsche Bank Securities, Inc.                        9,375,000
HSBC Securities (USA), Inc.                           9,375,000
Paribas Corp.                                         9,375,000
RBC Dominion Securities                               9,375,000
Scotia Capital (USA), Inc.                            9,375,000
TD Securities (USA), Inc.                             9,375,000
Wachovia Securities, Inc.                             9,375,000
   Total                                            750,000,000



THE CHASE VISTA SELECT INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date            Issue
09/12/00        FleetBoston Corp. (FBF) 7.25% due
		09/15/05 Mdy A2/S&P A

Shares            Price         Amount
4,080,000         $99.884       $4,075,267.20

					% of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
N/A         0.350%      0.27200%        0.28233%

     Broker
Salomon Smith Barney,Inc.

Underwriters of FleetBoston Corp. (FBF) 7.25% due
09/15/05 Mdy A2/S&P A

Underwriters                                    Number of Shares
Chase Securities, Inc.                               600,000,000
Salomon Smith Barney, Inc.                           600,000,000
Banc of America Securities LLC                        54,000,000
Banc One Capital Markets, Inc.                        54,000,000
Credit Suisse First Boston Corp.                      54,000,000
Fleet Securities, Inc.                                54,000,000
J.P. Morgan Securities, Inc.                          54,000,000
Blaylock & Partners, LP                                7,500,000
Muriel Siebert & Co, Inc.                              7,500,000
Utendahl Capital Partners, LP                          7,500,000
The Williams Capital Group, LP                         7,500,000
   Total                                           1,500,000,000